UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2021

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SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

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Arkansas	000-06253	71-0407808
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street

Pine Bluff, Arkansas 71601

(Address of Principal Executive Offices) (Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert Fehlman

On April 22, 2021, the boards of directors of Simmons First National Corporation (“Company”) and its wholly owned bank subsidiary, Simmons Bank (“Bank”), appointed Robert A. Fehlman president of both the Company and the Bank, effective April 26, 2021, to serve until such time as his successor is appointed, or his earlier death, resignation, or removal. In addition to serving as president, Mr. Fehlman (age 56) will continue to serve as the chief operating officer of the Company and the Bank, roles which he has held since 2019.  Mr. Fehlman will continue to report to George A. Makris, Jr., chairman and chief executive officer of the Company and the Bank.

Mr. Fehlman has worked for either the Company or its affiliates since 1988. Mr. Fehlman currently serves as the Company’s and the Bank’s senior executive vice president, chief financial officer, chief operating officer, and treasurer.  He is a certified public accountant and holds a bachelor’s degree in accounting from Henderson State University.  Additional information regarding Mr. Fehlman’s background is provided in the Company’s proxy statement for the Company’s 2021 meeting of shareholders.

In connection with Mr. Fehlman’s promotion, he will continue to receive an annual base salary of $550,000 and an annual executive stipend of $12,000, but the target equity incentive award for which he will be eligible will increase from 75% of base salary to 100% of base salary – with an opportunity of up to 150% of target. In addition, the target cash incentive bonus for which Mr. Fehlman will be eligible will increase from 75% of base salary to 100% of base salary – with an opportunity of up to 200% of target; and he will continue to receive other executive and employee benefits as outlined in the Company’s proxy statement for the Company’s 2021 meeting of shareholders.

Mr. Fehlman does not have any family relationships with any of the Company’s directors or executive officers.  Other than loans and extensions of credit that have been made from time to time by the Bank in the ordinary course of business on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not related to the Bank and did not involve more than the normal risk of collectability or present other unfavorable features, Mr. Fehlman is not a party to any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Jay Brogdon

On April 22, 2021, the boards of directors of the Company and the Bank appointed Jay Brogdon executive vice president, chief financial officer, and treasurer of both the Company and the Bank, effective April 26, 2021, and he succeeds Mr. Fehlman in these roles.  Mr. Brogdon (age 40) will serve in these roles until such time as his successor is appointed, or his earlier death, resignation, or removal, and will report to Mr. Fehlman.

Mr. Brogdon is joining the Company and the Bank from Stephens Inc. (“Stephens”), where he worked in the investment banking division from 2008 until 2021 and most recently served as a managing director (and, prior to that, a senior vice president and a vice president).  While at Stephens, Mr. Brogdon executed multiple successful transactions, including mergers and acquisitions, public offerings, private placements, go-private transactions, and a number of other strategic advisory engagements.  Prior to his employment at Stephens, Mr. Brogdon worked in audit and enterprise risk services at Deloitte.  Mr. Brogdon is a certified public accountant (inactive) and holds a bachelor’s degree in both accounting and business management from Harding University.

In connection with Mr. Brogdon’s appointments, he will receive a cash signing bonus of $50,000 (subject to a repayment agreement if, among other things, he resigns within two years); an award of 20,000 restricted stock units, which will vest on a pro-rata basis over five years; an annual base salary of $455,000; and an annual executive stipend of $12,000. In addition, Mr. Brogdon will be eligible to receive a target equity incentive award equal to 75% of base salary – with an opportunity of up to 150% of target – and a target cash incentive bonus equal to 75% of base salary – with an opportunity of up to 200% of target.  Mr. Brogdon is also expected to enter into a change in control agreement, an indemnification agreement, and a supplemental defined benefit retirement agreement; and he is expected to participate in the Bank’s bank owned life insurance program.  Further, Mr. Brogdon will be eligible to receive customary benefits offered to Company and Bank executives and employees generally.

Mr. Brogdon does not have any family relationships with any of the Company’s directors or executive officers.

During 2020, the Company and the Bank engaged Stephens to provide certain investment banking services. Mr. Brogdon participated in those engagements with the Company and the Bank.  During 2020, the Company and the Bank collectively paid Stephens approximately $603,426 in fees and expenses associated with the above-described engagements.  Stephens continues to provide the Company and the Bank certain investment banking services for the current fiscal year.

Item 8.01. Other Events.

On April 22, 2021, the Company issued a press release announcing the appointments of Messrs. Fehlman and Brogdon, as well as certain other managerial changes.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 22, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 22, 2021	By:	/s/ Robert A. Fehlman
Robert A. Fehlman
Senior Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer